EXHIBIT 10.1
PURCHASE AGREEMENT
     This PURCHASE AGREEMENT (this “Agreement”), dated as of April 10, 2007, is by and among Feldman Mall Properties, Inc., a Maryland corporation (the “Company”), and Inland American Real Estate Trust, Inc., a Maryland corporation (the “Subscriber”).
     WHEREAS, the Company and the Subscriber are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the Securities Act”), and Regulation D as promulgated thereunder;
     WHEREAS, the Subscriber wishes to purchase, and the Company wishes to sell, upon the terms and conditions set forth in this Agreement, up to 2,000,000 (two million) shares of the Company’s 6.85% Series A Cumulative Convertible Preferred Stock, par value $0.01 per share (the “Preferred Stock”) at a purchase price of $25.00 (twenty-five dollars) per share, for an aggregate purchase price of up to $50,000,000 (fifty million dollars);
     WHEREAS, the Preferred Stock shall be convertible into shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) in the amounts and upon the terms and conditions set forth in those Articles Supplementary filed with and accepted for record by the State Department of Assessments and Taxation of the State of Maryland on the date hereof (“Articles Supplementary”); and
     WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a registration rights agreement (the “Registration Rights Agreement”) pursuant to which the Company has agreed to provide certain registration rights with respect to the Preferred Stock under the Securities Act and the rules and regulations promulgated thereunder.
     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Upon the terms and subject to the conditions set forth in this letter, the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company up to 2,000,000 (two million) shares of Preferred Stock at a price equal to $25.00 per share (the “Purchase Price”). The Company agrees to sell to Subscriber 2,000,000 (two million) shares of Preferred Stock at the Purchase Price and within the time periods described in this Agreement. The Subscriber agrees to deliver to the Company on each of the closing dates (each, a “Closing Date”) designated by the Company (as set forth in Paragraph 6 hereof), upon receipt of stock certificates representing Preferred Stock, the applicable amount of the Purchase Price by wire transfer of United States dollars in immediately available funds to an account specified by the Company in writing.

     2. The Subscriber understands and agrees that the Preferred Stock is being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act, and that neither the Preferred Stock nor the shares of Common Stock issuable upon conversion of the Preferred Stock (such Common Stock, together with the Preferred Stock, being referred to herein as the “Restricted Stock”) have been registered under the Securities Act and, unless so registered, such Restricted Stock may not be resold except as permitted in the following sentence. The Subscriber agrees, on its own behalf and on behalf of each account for which it acquires any Preferred Stock, that, if in the future it decides to offer, resell, pledge or otherwise transfer Restricted Stock, such Restricted Stock may be offered, resold, pledged or otherwise transferred only (a) to the Company or a subsidiary thereof, (b) pursuant to a registration statement that has been declared and is effective under the Securities Act or (c) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of Subscriber’s property or the property of such investor account or accounts be at all times within Subscriber’s or their control and subject to compliance with any applicable state securities laws. The Subscriber understands that the registrar and transfer agent for the Restricted Stock will not be required to accept for registration of transfer any Restricted Stock, except upon presentation of evidence satisfactory to the Company and the transfer agent that, unless such Restricted Stock is already registered under the Securities Act, an exemption to the registration requirement under the Securities Act and the rules and regulations thereunder have been complied with. The Subscriber further understands that any certificates representing Restricted Stock acquired by it will bear a legend reflecting the substance of this paragraph. The Subscriber acknowledges, on its own behalf and on behalf of any investor account for which it is purchasing the Preferred Stock, that the Company reserves the right to restrict any offer, sale or other transfer of the Restricted Stock pursuant to clause (c) above and to require the completion, execution and delivery of (i) a letter from the transferee substantially in the form of the Transferee’s Letter attached hereto as Appendix A and (ii) an opinion of counsel satisfactory to the Company that the proposed transfer does not require registration under the Securities Act.
     3. The Subscriber hereby represents and agrees as follows:
     3.1 The Subscriber acknowledges that it must qualify under the standards described below in order to qualify for the purchase of Preferred Stock.
     3.2 The Subscriber is an “accredited investor,” as such term is defined in Regulation D under the Securities Act (an “Accredited Investor”) or a “qualified institutional buyer” as such term is defined in Rule 144A under the Securities Act (a “QIB”).
     3.3 The Subscriber is able to bear the economic risk of an investment in the Preferred Stock.
     3.4 The Subscriber is a sophisticated investor with such knowledge and experience in financial and business matters, including investment in non-listed and non-registered securities, as to be capable of evaluating the merits and risks of the investment in the Preferred Stock.
     3.5 The Subscriber has received such information as it deems necessary in order to make an investment decision with respect to the Preferred Stock. The Subscriber acknowledges that the Subscriber and its advisor(s), if any, have had the right to ask questions of and receive answers from the Company and its officers and directors, and to obtain such information concerning the terms and conditions of this offering of the Preferred Stock, as the Subscriber and its advisor(s), if any, deem necessary to verify the accuracy of any information that the Subscriber deems relevant to making an investment in the Preferred Stock. The Subscriber represents and agrees that prior to its agreement to purchase Preferred Stock, the Subscriber and its advisor(s), if any, have asked such questions, received such answers and obtained such information as the Subscriber deems necessary to verify the accuracy of any information that the Subscriber deems relevant to making an investment in the Preferred Stock. The Subscriber became aware of this offering of the Preferred Stock and the Preferred Stock was offered to the Subscriber solely by means of direct contact between the Subscriber, on the one hand, and the Company on the other hand. The Subscriber did not become aware of, nor were the shares of Preferred Stock offered to the Subscriber by, any other means, including, in each case, any form of general solicitation or general advertising. In making the decision to purchase the Preferred Stock, the Subscriber relied solely on the information obtained by the Subscriber directly from the Company as a result of any inquiries by the Subscriber or its advisor(s).
     3.6 The Subscriber acknowledges that the Company assumes no duty to update the information previously provided to the Subscriber, that (subject to the Company’s satisfaction of the conditions described in paragraph 5(a), below) the Subscriber’s subscription to purchase up to 2,000,000 shares of the Preferred Stock is irrevocable and that the issuances of the Preferred Stock will take place over multiple Closing Dates subject to no conditions other than the Initial Closing Date Conditions on the Initial Closing Date and Subsequent Closing Date Conditions on all other Closing Dates (each as defined in Paragraph 6 hereof). The Subscriber acknowledges that the Company is making business decisions, taking actions and foregoing other capital markets opportunities in reliance on the Subscriber’s commitment to purchase up to 2,000,000 shares of Preferred Stock at the Purchase Price and that the Subscriber’s failure to complete all purchases of the Preferred Stock pursuant to this Agreement could result in significant damage to the Company.
     3.7 The Subscriber hereby acknowledges that the offering of Preferred Stock has not been reviewed by, and the fairness of such Preferred Stock has not been determined by, the U.S. Securities and Exchange Commission (the “Commission”) or any state regulatory authority, because the Offering is intended to be a private placement pursuant to Section 4(2) of the Securities Act and Regulation D promulgated thereunder.
     3.8 The Subscriber understands that the Restricted Stock has not been registered under the Securities Act or any state securities or “blue sky” laws and is being sold in reliance on exemptions from the registration requirements of the Securities Act and such laws. The Subscriber agrees on the Subscriber’s own behalf and on behalf of any investor account for which the Subscriber is purchasing Preferred Stock to offer, sell or otherwise transfer any Restricted Stock only in accordance with the terms hereof.
     3.9 The Subscriber is acquiring the Restricted Stock for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. The Subscriber was not formed for the specific purpose of acquiring the Preferred Stock.
     3.10 The Subscriber is acquiring the Restricted Stock for the Subscriber’s own account or for one or more accounts (each of which is an Accredited Investor or a QIB) as to each of which the Subscriber exercises sole investment discretion and is authorized to make the representations, and enter into the agreements, contained in this letter.
     3.11 The Subscriber consents to the placement of a legend on the certificates representing the Restricted Stock, stating that such Restricted Stock has not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Restricted Stock.
     3.12 The Subscriber, if acting in a representative or fiduciary capacity, has full power and authority to execute and deliver this Agreement, to make the representations and warranties specified herein, and to consummate the transactions contemplated herein on behalf of the subscribing partnership, trust, corporation or other entity for which the Subscriber is acting and such partnership, trust, corporation, or other entity has full right and power to subscribe for the Preferred Stock and perform its obligations hereunder. This Agreement and the Registration Rights Agreement (collectively, the “Agreements”) have been duly and validly authorized, executed and delivered by the Subscriber and constitute the legal, valid and binding obligations of the Subscriber enforceable against the Subscriber in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. The Subscriber acknowledges and agrees that the Company has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 4.
     3.13 The execution, delivery and performance by the Subscriber of the Agreements and the consummation by the Subscriber of the transactions contemplated herein and therein will not conflict with or constitute a material breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Subscriber (a) pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument or agreement to which the Subscriber is a party or by which it or any of them may be bound, or to which any of the property or assets of the Subscriber is subject, (b) nor will any such action result in any violation of the provisions of the articles of incorporation, bylaws or other organizational documents of the Subscriber or any applicable law, administrative regulation or administrative or court decree, except in case of (b), as would not, individually or in the aggregate, have a material adverse effect on the business, properties, financial condition, results of operation or prospects of the Subscriber and/or its subsidiaries, taken as a whole (a “Subscriber Material Adverse Effect”).
     3.14 The Subscriber is not an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.
     3.15 The Subscriber is not and for so long as it holds Restricted Stock will not be (i) an employee benefit plan (as defined in Section 3(3) of ERISA), whether or not it is subject to Title I of ERISA, including without limitation governmental and non-U.S. plans, (ii) a plan described in Section 4975 of the Internal Revenue Code (the “Code”), (iii) an entity whose underlying assets include plan assets by reason of a plan’s investment in such entity (including but not limited to an insurance company general account), or (iv) an entity that otherwise constitutes a “benefit plan investor” within the meaning of the DOL Regulation Section 2510.3-101 (29 C.F.R. Section 2510.3-101) (any of the foregoing, a “Benefit Plan Investor”).
     3.16 The Subscriber acknowledges that the Restricted Stock may not be purchased by or otherwise acquired by any Benefit Plan Investor.
     3.17 The Subscriber (and any investor account for which the Subscriber is purchasing Preferred Stock pursuant hereto) agrees that the Company may rely, and shall be protected in acting upon, any papers or other documents which may be submitted to any of them in connection with the sale of the Preferred Stock and subsequent transfers of the Restricted Stock and which are reasonably believed by them to be genuine and reasonably appear to have been signed or presented by the proper party or parties.
     3.18 The Company is entitled to rely upon this Agreement and is irrevocably authorized to produce this Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.
     3.19 The Subscriber acknowledges that it or its advisor has had the opportunity to review the Registration Rights Agreement and agrees to the terms thereof.
     3.20 The Subscriber does not hold in excess of 9.8% of the Common Stock at any time on or before the Initial Closing Date. At all times during the period of time that it holds in excess of 9.8% of the Common Stock, the Subscriber covenants, warrants and represents that it is and shall be a “Look through Entity” and shall provide the Company and its counsel with all requested information, supporting documentation and certificates reasonably requested in order to verify such status and to verify that Subscriber’s acquisition of the Preferred Stock will not cause the Company to fail the closely-held ownership limitations under the Code. The Subscriber understands and agrees that any waiver of the Common Stock Ownership Limit and/or Capital Stock Ownership Limit (each as defined in the Charter) is and will be limited to shares of Common Stock or other capital stock in the Company owned by the Subscriber on or before the Initial Closing Date and to ownership resulting from ownership and/or conversion of the Preferred Stock, but will not extend to any other acquisition of Common Stock by the Subscriber, will inure only to the benefit of the Subscriber in relation to the transactions contemplated hereby and will not be transferable. The Subscriber currently owns 1,283,500 shares of the Company’s Common Stock.
     3.21 The Subscriber represents that it has not, and agrees that it shall not, directly or indirectly engage in, support, fund or otherwise cause short sales of the Common Stock, nor shall it directly or indirectly enter into any derivative transaction that would have the economic effect of short sales of the Common Stock.
     3.22 The Subscriber hereby grants an irrevocable proxy with respect to its shares of Common Stock with respect to voting for the Convertibility Approval as defined in and contemplated by the Articles Supplementary.
     3.23 The foregoing representations, warranties and agreements shall be true and correct in all respects on and as of the date of this Agreement and each Closing Date, as if made on and as of each such date, and shall survive each such date and if there should be any material change in such information prior to the Closing Date of the sale of the Preferred Stock, the Subscriber shall promptly furnish in writing such revised or corrected information to the Company. The Subscriber understands that the Company will rely upon the accuracy and truth of the foregoing representations, warranties and agreements, and the Subscriber hereby consents to such reliance.
     4. The Company hereby represents and warrants as follows:
     4.1 As of the date hereof, the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, and each of is subsidiaries has been duly formed and is validly existing in its respective state of formation, in each case with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the reports with respect to the Company filed with the Commission pursuant to the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), furnished to the Subscriber or otherwise publicly available (the “Information”); and each of the Company and its subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the respective ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a material adverse effect on the business, properties, financial condition, results of operation or prospects of the Company and/or its subsidiaries taken as a whole (a “Company Material Adverse Effect”).
     4.2 As of the date hereof, the authorized capital stock of the Company consisted of 200,000,000 shares of Common Stock and 50,000,000 shares of preferred stock, par value $0.01 per share, of which no shares of preferred stock are issued and outstanding. The issued and outstanding shares of Common Stock of the Company have been duly authorized and validly issued and are fully paid and non assessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right; the shares of Preferred Stock to be offered pursuant to this Agreement have been duly authorized and when issued and delivered as contemplated hereby, will be validly issued, fully paid and non assessable, will be issued in compliance with all federal and state securities laws and will not be issued in violation of any preemptive right, resale right, right of first refusal or similar right. If the Company obtains Convertibility Approval (as defined in the Articles Supplementary), then upon conversion of the Preferred Stock to Common Stock, the Common Stock issued upon such conversion shall likewise have been duly authorized, validly issued, fully paid and nonassessable, will be issued in compliance with all federal and state securities laws and will not be issued in violation of any preemptive right, resale right, right of first refusal or similar right. No order halting or suspending trading in securities of the Company nor prohibiting the sale of such securities has been issued to and is outstanding against the Company or its directors, officers or promoters and no investigations or proceedings for such purposes are pending or threatened. The Company shall reserve a sufficient number of authorized shares of its Common Stock to permit the conversion of the Preferred Stock into Common Stock in accordance with the terms of the Articles Supplementary.
     4.3 As of the date hereof, none of the Company nor any of its subsidiaries is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time or both would result in any breach of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (A) its charter or bylaws or other applicable formation or organizational documents, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, contract or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, except, in case of (B), as would not have a Company Material Adverse Effect, and the execution, delivery and performance of this Agreement and the Registration Rights Agreement, the issuance and sale of the shares of Preferred Stock, the issuance of Common Stock upon conversion of the Preferred Stock and the consummation of the transactions contemplated hereby and thereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach of or constitute a default under) (A) the charter or bylaws of the Company or applicable formation or organizational documents of any of the Company’s subsidiaries, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of their respective properties may be bound or affected, or any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of its subsidiaries, except, in case of (B), as would not, individually or in the aggregate, have a Company Material Adverse Effect.
     4.4 The Company has been organized in conformity with the requirements for qualification as a real estate investment trust pursuant to Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, and will be so qualified after giving effect to the issuance and sale of the Preferred Stock as herein contemplated.
     4.5 The Company is not and, after giving effect to the offering and sale of the shares of Preferred Stock as herein contemplated, will not be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.
     4.6 As of the date hereof, there are no actions, suits, claims, investigations or proceedings pending or threatened or, to the knowledge of the Company or its subsidiaries, contemplated to which the Company, its subsidiaries or any of their respective directors or officers is a party or of which any of their respective properties is subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, except any such action, suit, claim, investigation or proceeding which would not result in a judgment, decree or order having, individually or in the aggregate, a Company Material Adverse Effect or preventing consummation of the transactions contemplated hereby.
     4.7 The Company is not required to obtain any consent, authorization or order of, or make any filing with, any court, governmental agency or any regulatory or self-regulatory agency or any other person in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Registration Rights Agreement, in each case in accordance with the terms hereof or thereof, except as otherwise provided in the Registration Rights Agreement and except for the filing of a Form D with the Commission and any state securities regulators. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Initial Closing Date, except as otherwise provided in the Registration Rights Agreement and except for the filing of a Form D with the Commission and any state securities regulators.
     4.8 No authorization, approval or consent of the stockholders of the Company is required or necessary in connection with the sale of the Preferred Stock pursuant to the charter, bylaws or other organizational documents of the Company or the rules and regulations of the New York Stock Exchange or in connection with the issuance of the Common Stock upon a conversion made in accordance with the terms of the Articles Supplementary.
     4.9 The Preferred Stock sold in the Offering will be issued and sold pursuant to the registration exemption provided by Regulation D and Section 4(2) of the Securities Act as a transaction not involving a public offering and the requirements of any other applicable state securities laws and the respective rules and regulations thereunder. The issuance of the Preferred Stock (and of the Common Stock to be issued upon conversion) has been duly authorized and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, the shares of Preferred Stock sold in this Offering (and of the Common Stock to be issued upon conversion) will be validly issued, fully paid and nonassessable and will not be subject to preemptive rights, resale rights, rights of first refusal or similar rights arising under any contract or agreement to which the Company is a party.
     4.10 Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Preferred Stock as herein contemplated.
     4.11 Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the shares of Preferred Stock under the Securities Act or cause this offer of the Preferred Stock to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its affiliates or any persons acting on its or their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the shares of Preferred Stock under the Securities Act or cause the offering of the shares of Preferred Stock to be integrated with other offerings.
     4.12 As of the date hereof, each of the Company and its subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, in order to conduct its business, except as would not have a Company Material Adverse Effect; none of the Company nor its subsidiaries is in violation of, or in default under, nor has it received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of its subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Company Material Adverse Effect.
     4.13 Each of the Agreements and any and all instruments necessary or appropriate to effectuate fully the terms and conditions of the Agreements on behalf of the Company have been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with their respective terms, except (a) as such enforceability may be limited by general principles of equity or by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating or affecting generally, the enforcement of applicable creditors’ rights and remedies and (b) that no representation is made as to the enforceability of provisions in the Agreements providing for indemnification or contribution. The Company acknowledges and agrees that the Subscriber has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in the Agreements.
     4.14 The issuance of the Preferred Stock (and of the Common Stock to be issued upon conversion) has been duly authorized, and upon issuance and delivery of the Preferred Stock to the Subscriber pursuant to this Agreement in consideration of the Subscriber’s payments therefor (and of the Common Stock to be issued upon conversion), the Preferred Stock and Common Stock, as the case may be, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens and encumbrances or restrictions on transfer, other than (i) restrictions on transfer set forth herein or in the Information, and (ii) any liens, charges or encumbrances created by the Subscriber. The delivery of the Preferred Stock to the Subscriber at the closing of the transactions contemplated by this Agreement will transfer good and valid title to, and beneficial ownership of, the Preferred Stock, other than as a result of any encumbrances, liens and claims described in clauses (i) and (ii) of the preceding sentence. The issuance and sale of the Preferred Stock pursuant hereto (and of the Common Stock to be issued upon conversion) will not give rise to any preemptive rights, resale rights, rights of first refusal or similar rights that have not been complied with or waived.
     4.15 As of the date hereof, the Company’s Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration; to the Company’s knowledge, the Company is not in violation of the listing requirements of the New York Stock Exchange (the “NYSE”) and does not reasonably anticipate that the Common Stock will be delisted by the NYSE in the foreseeable future; each of the Company, its subsidiaries and their respective officers and directors are unaware of any facts or circumstances which might give rise to any of the foregoing.
     4.16 The Company acknowledges and agrees that the Subscriber does not make and has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.
     5. (a) As a condition to the Initial Closing (defined below), (i) each of the representations and warranties of the parties hereto shall be true and correct in all material respects, (ii) the Subscribers shall have received an opinion from Clifford Chance US LLP, dated as of the Initial Closing Date, substantially in the form attached hereto as Appendix B, (iii) the Subscribers shall have received an opinion from Venable LLP, dated as of the Initial Closing Date, substantially in the form attached as Appendix C, and (iv) the Company shall have taken all actions necessary to cause Subscriber to constitute an “Excepted Holder” within the meaning of the Company’s Charter and shall have provided the Subscriber with an Excepted Holder Ownership Limit sufficient to permit the Subscriber’s ownership of the Preferred Stock, any Common Stock issuable upon conversion of the Preferred Stock and any Common Stock owned by the Subscriber immediately prior to the Initial Closing Date that did not at such time exceed 9.8% of the outstanding Common Stock.
(b) As a condition to each Subsequent Closing (defined below), (i) the 12 month anniversary of the date hereof shall not have occurred and (ii) each of the Capitalization Ratio and the Fixed Charge Coverage Ratio (as defined in the Articles Supplementary) shall be satisfied when measured as of the date of the then most recent publicly released quarterly interim financial statements of the Corporation measured on a trailing twelve month basis, and (iii) the Company has not done or been subjected to any of the following: applied for or consented to the appointment of a receiver, trustee or liquidator for all or substantially all of its assets, filed a petition in bankruptcy, admitted in writing to its inability to pay its debts as they become due, made a general assignment for the benefit of its creditors, filed a petition or answer seeking reorganization or arrangement with creditors, filed an answer admitting the material allegations of a petition filed against it in bankruptcy, reorganization or insolvency proceedings; or an order, judgment or decree is entered against by a court of competent jurisdiction on the application of a creditor, adjudicating the Company to be bankrupt or insolvent or approving a petition seeking reorganization or appointing a receiver trustee or liquidator of its or all or a substantial portion of its assets, and such order, judgment or decree shall continue unstayed for ninety (90) days.

     6. (a) Provided that the conditions set forth in Paragraph 5(a) hereto (the “Initial Closing Date Conditions”) have been met or waived at such time, an initial closing of the sale of no less than 600,000 shares of Preferred Stock (the “Initial Closing”) shall be consummated upon at least three business days’ notice to the Subscribers but not later than April 30, 2007, or at such other time and date as the parties hereto shall agree to in writing. In the event that the Initial Closing occurs after April 16, 2007, the Company shall pay to the Subscriber at Initial Closing a stand-by fee of $2,815.07 for each day from and including April 17, 2007, to and including the day before the Initial Closing.
     (b) Provided that the conditions set forth in Paragraph 5(b) hereto (the “Subsequent Closing Date Conditions”) have been met or waived at such time, subsequent closings of sales of no less than 400,000 shares of Preferred Stock in each instance (each, a “Subsequent Closing”) shall be consummated upon at least three business days’ notice to the Subscribers. In no event other than the sale or merger of the Company shall the aggregate number of shares of Preferred Stock sold at the Initial Closing and Subsequent Closings within 12 months of the date hereof be less than 2,000,000 shares.
     7. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to each of the other parties. At the Initial Closing, the Company shall reimburse the Subscriber for all legal fees and expenses incurred by Subscriber in connection with the transaction contemplated hereby, provided that such reimbursement obligation shall be limited to $75,000.
     8. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The parties consent to the exclusive jurisdiction of the United States District Court for the Southern District of New York in connection with any civil action concerning any controversy, dispute or claim arising out of or relating to this Agreement, or any other agreement contemplated by, or otherwise with respect to, this Agreement or the breach hereof, unless such court would not have subject matter jurisdiction thereof, in which event the parties consent to the jurisdiction of the State of New York. The parties hereby waive and agree not to assert in any litigation concerning this Agreement the doctrine of forum non conveniens.
     9. This Agreement, including the exhibits and other documents referred to herein (which form a part hereof), constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior agreements and understandings between the parties, and all such prior agreements and understandings are merged herein and shall not survive the execution and delivery hereof.
     10. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent, postage prepaid, by registered, certified or express mail or reputable overnight courier service or be telecopier and shall be deemed given when so delivered by hand or, if mailed, three days after mailing (one Business Day in the case of express mail or overnight courier service), addressed as follows:

If to the Subscriber:	Inland American Real Estate Trust, Inc. 2901 Butterfield Road Oak Brook, Illinois 60523 Attention: Bob Baum Facsimile: 630-218-8034

with a copy to:

Shefsky & Froelich Ltd.

111 E. Wacker Drive, Suite 2800 Chicago, Illinois 60601 Attention: Michael J. Choate Facsimile: 312-275-7554

If to the Company:	Feldman Mall Properties, Inc. 2201 E. Camelback Road, Suite 350 Phoenix, Arizona 85016 Attention: Legal Affairs Facsimile: 602-277-7774

with a copy to:

Clifford Chance US LLP 31 West 52nd Street New York, New York 10019 Attention: Jay L. Bernstein, Esq. Facsimile: 212-878-8375
     11. This Agreement shall inure to the benefit of and be binding upon the Company and the Subscriber. Nothing in this Agreement is intended, or shall be construed, to give any other person or entity any right hereunder or by virtue hereof. This Agreement may not be assigned by the Company or the Subscriber without the prior written consent of the other party hereto.
     12. For the purposes hereof, (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires, (ii) the terms “hereof,” “herein,” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, paragraph or other references are to the Sections, paragraphs, or other references to this Agreement unless otherwise specified, (iii) the word “including” and words of similar import when used in this Agreement shall mean “including, without limitation,” unless the context otherwise requires or unless otherwise specified, (iv) the word “or” shall not be exclusive and (v) provisions shall apply, when appropriate, to successive events and transactions.
     This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instruments to be drafted.
     13. If any provision of this Agreement shall be or shall be held or deemed by a final order by a competent authority to be invalid, inoperative or unenforceable, such circumstance shall not have the effect of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable, but this Agreement shall be construed as if such invalid, inoperative or unenforceable provision had never been contained herein so as to give full force and effect to the remaining such terms and provisions.

     14. In the event of a breach by the Company or by the Subscriber, of any of their obligations under this Agreement, the Company or the Subscriber, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to equitable relief, including specific performance of its rights under this Agreement. The Company and the Subscriber agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.
     15. In connection with this Agreement, as well as all transactions and covenants contemplated by this Agreement, each party hereto agrees to execute and deliver or cause to be executed and delivered such additional documents and instruments and to perform or cause to be performed such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions and conditions of this Agreement and all such transactions and covenants contemplated by this Agreement.
     16. The waiver of any breach of any term or condition of this Agreement shall not operate as a waiver of any other breach of such term or condition or of any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties have caused this signature page to the Purchase Agreement to be duly executed as of the date first written above.
COMPANY:
FELDMAN MALL PROPERTIES, INC.

By:	/s/ Lawrence Feldman
	Name:	Lawrence Feldman
	Title:	Chairman and Chief Executive Officer

     IN WITNESS WHEREOF, the parties have caused this signature page to the Purchase Agreement to be duly executed as of the date first written above.
SUBSCRIBER:
Inland American Real Estate Trust, Inc.

By:	/s/ Lori J. Faust
	Name:	Lori J. Faust
	Title:	Treasurer

APPENDIX A
TRANSFEREE’S LETTER
Feldman Mall Properties, Inc.
3224 North Central Avenue, Suite 1205
Phoenix, Arizona 85012
[Seller]
Dear Sirs:
In connection with the undersigned’s proposed purchase of shares of Series A Cumulative Convertible Preferred Stock, par value $0.01 per share (the “Preferred Stock”), of Feldman Mall Properties, Inc., a Maryland corporation (the “Company”), contingently convertible into shares of common stock, par value $0.01 per share of the Company (the “Common Stock”, together with the Preferred Stock, being referred to herein as the “Restricted Stock”), from ________ (“Seller”), the undersigned confirms and agrees that:
     1. The undersigned understands and agrees that the Preferred Stock has been offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), and that the Restricted Stock has not been registered under the Securities Act and, unless so registered, may not be resold except as permitted in the following sentence. The undersigned agrees, on its own behalf and on behalf of each account for which it acquires any Preferred Stock, that, if in the future it decides to offer, resell, pledge or otherwise transfer such Restricted Stock, such Restricted Stock may be offered, resold, pledged or otherwise transferred only (a) to the Company or a subsidiary thereof, (b) pursuant to a registration statement that has been declared and is effective under the Securities Act or (c) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of undersigned’s property or the property of such investor account or accounts be at all times within the undersigned’s or their control and subject to compliance with any applicable state securities laws. The undersigned understands that the registrar and transfer agent for the Restricted Stock will not be required to accept for registration of transfer any Restricted Stock, except upon presentation of evidence satisfactory to the Company and the transfer agent that, unless such Restricted Stock is already registered under the Securities Act, an exemption to the registration requirement under the Securities Act and the rules and regulations thereunder have been complied with. The undersigned further understands that any certificates representing Restricted Stock acquired by it will bear a legend reflecting the substance of this paragraph. The undersigned acknowledges, on its own behalf and on behalf of any investor account for which it is purchasing the Restricted Stock, that the Company reserves the right to restrict any offer, sale or other transfer of the Restricted Stock pursuant to clause (c) above or to require the completion, execution and delivery of (i) a letter from the transferee substantially in the form hereof, (ii) certifications and other information satisfactory to the Company and the registrar and transfer agent and (iii) an opinion of counsel satisfactory to the Company that the proposed transfer does not require registration under the Securities Act. WITHOUT LIMITING THE FOREGOING, UNLESS AND UNTIL THE COMPANY NOTIFIES YOU OTHERWISE IN WRITING, THE UNDERSIGNED ACKNOWLEDGES AND AGREES, ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT IS PURCHASING RESTRICTED STOCK, THAT IT CANNOT AND WILL NOT SELL OR OTHERWISE TRANSFER ANY RESTRICTED STOCK WITHOUT (I) A COMPLETED AND EXECUTED LETTER FROM THE PROSPECTIVE TRANSFEREE IN THE FORM OF THIS TRANSFEREE’S LETTER AND

THE DELIVERY OF SUCH TRANSFEREE’S LETTER TO THE COMPANY AND (II) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT.
     2. The undersigned is an “accredited investor” as defined in Regulation D under the Securities Act (an “Accredited Investor”) or a “qualified institutional buyer” as defined in Rule 144A under the Securities Act (a “QIB”).
     3. The undersigned has such knowledge and experience in financial and business matters, including investment in non-listed and non-registered securities, as to be capable of evaluating the merits and risks of an investment in the Preferred Stock, and each of the undersigned and any account for which the undersigned is acting is able to bear the economic risk of such investment and can afford the complete loss of such investment.
     4. The undersigned is acquiring the Restricted Stock for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. The undersigned was not formed for the specific purpose of acquiring the Restricted Stock.
     5. The undersigned is acquiring the Restricted Stock for the undersigned’s own account or for one or more accounts (each of which is an Accredited Investor or a QIB) as to each of which the undersigned exercises sole investment discretion and is authorized to make the representations, and enter into the agreements, contained in this letter.
     6. The undersigned has received such information as it deems necessary in order to make an investment decision with respect to the Preferred Stock. The undersigned acknowledges that the undersigned and its advisor(s), if any, have had the right to ask questions of and receive answers from the Company and its officers and directors, and to obtain such information concerning the terms and conditions of this offering of the Preferred Stock, as the undersigned and its advisor(s), if any, deem necessary to verify the accuracy of any information that the undersigned deems relevant to making an investment in the Preferred Stock. The undersigned represents and agrees that prior to its agreement to purchase Preferred Stock, the undersigned and its advisor(s), if any, will have asked such questions, received such answers and obtained such information as the undersigned deems necessary to verify the accuracy of any information that the undersigned deems relevant to making an investment in Preferred Stock. The undersigned became aware of this offering of the Preferred Stock and the Preferred Stock was offered to the undersigned solely by direct contact between the undersigned and Seller. The undersigned did not become aware of, nor were the shares of Preferred Stock offered to the undersigned by, any other means, including, in each case, any form of general solicitation or general advertising. In making the decision to purchase the Preferred Stock, the undersigned relied solely on the information filed with the Securities and Exchange Commission or obtained by the undersigned directly from the Company as a result of any inquiries by the undersigned or its advisor(s).
     7. The undersigned is not an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.
     8. The undersigned is not and for so long as it holds Restricted Stock will not be (i) an employee benefit plan (as defined in Section 3(3) of ERISA), whether or not it is subject to Title I of ERISA, including without limitation governmental and non-U.S. plans, (ii) a plan described in Section 4975 of the Internal Revenue Code, (iii) an entity whose underlying assets include plan assets by reason of a plan’s investment in such entity (including but not limited to an insurance company general account), or (iv) an entity that otherwise constitutes a “benefit plan investor” within the meaning of the DOL

Regulation Section 2510.3-101 (29 C.F.R. Section 2510.3-101) (any of the foregoing, a “Benefit Plan Investor”).
     9. The undersigned acknowledges that the Company, Seller and others will rely on the acknowledgments, representations and warranties contained in this letter. The undersigned agrees to promptly notify the Company and Seller if any of the acknowledgments, representations and warranties set forth herein are no longer accurate. The undersigned agrees that each purchase by the undersigned of securities from Seller will constitute a reaffirmation of the acknowledgments, representations and warranties herein (as modified by any such notice) as of the time of such purchase.
     10. The Company and Seller are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

THE UNDERSIGNED UNDERSTANDS, WITHOUT LIMITATION, THAT TRANSFERS OF THE RESTRICTED STOCK ARE SUBJECT TO THE REQUIREMENT THAT A TRANSFEREE’S LETTER AND OPINION LETTER BE DELIVERED TO THE COMPANY, AS PROVIDED ABOVE IN SECTION 1.
THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE.

Date: ________________, ________	Very truly yours,
By:
Print Name:
Company Name:
Title:
Address:

APPENDIX B
FORM OF OPINION OF CLIFFORD CHANCE
     The offer and sale of the Preferred Stock to the Subscriber as contemplated by the Purchase Agreement is exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), assuming (a) that all the Purchasers are accredited investors as defined in Regulation D under the Securities Act or qualified institutional buyers as defined in Rule 144A under the Securities Act and (b) the accuracy of the representations of the Company contained in the Purchase Agreement regarding the absence of a general solicitation in connection with the sale of the Shares.

APPENDIX C
FORM OF OPINION OF VENABLE LLP
     (a) The Company is a corporation duly incorporated and existing under and by virtue of the laws of the State of Maryland and is in good standing with the SDAT.
     (b) The Purchase Agreement and Registration Rights Agreement have been duly authorized, executed and, so far as is known to us, delivered by the Company.
     (c) The issuance of the Preferred Stock has been duly authorized and, when issued and delivered by the Company pursuant to the Resolutions and the Purchase Agreement against payment of the consideration set forth therein, the Preferred Stock will be validly issued, fully paid and nonassessable and will not be subject to preemptive rights arising under the Maryland General Corporation Law (the “MGCL”), the Charter or the Bylaws or, based solely on the Officer’s Certificate and upon any facts otherwise known to us, to any preemptive rights, resale rights, rights of first refusal or similar rights arising under any contract to which the Company is a party. If the Convertibility Approval is obtained, then upon conversion of the Preferred Stock into Common Stock, the issuance of the Common Stock will have been duly authorized and the Common Stock will be (assuming that, upon issuance, the total number of shares of Common Stock issued and outstanding will not exceed the total number of shares of Common Stock that the Company is then authorized to issue under its charter) validly issued, fully paid and nonassessable and will not be subject to preemptive rights arising under the MGCL, the Charter or the Bylaws or, based solely on the Officer’s Certificate and upon any facts otherwise known to us, to any preemptive rights, resale rights, rights of first refusal or similar rights arising under any contract to which the Company is a party.